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                       AIM VARIABLE INSURANCE FUNDS, INC.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

                      Supplemented dated February 4, 2000
                   to the Prospectus dated November 15, 1999


At a meeting held on February 3, 2000, the Board of Directors of AIM Variable Insurance Funds, Inc. (the company), on behalf of AIM V.I. Dent Demographic Trends Fund (the fund), voted to request shareholders to approve the following items that will affect the fund:

- An Agreement and Plan of Reorganization which provides for the reorganization of the company, which is currently a Maryland corporation, as a Delaware business trust;
-       A new advisory agreement between the company and A I M Advisors, Inc.
        (AIM). The principal changes to the advisory agreement are (i) the deletion of references to the provision of administrative services, and
        (ii) the clarification of provisions relating to delegations of responsibilities and the non-exclusive nature of AIM's services. The revised advisory agreement does not change the fees paid by the fund (except that the agreement permits the fund to pay a fee to AIM in connection with any new securities lending program implemented in the future); and
- Changing the fund's fundamental investment restrictions. The proposed revisions to the fund's fundamental investment restrictions are described in a supplement to the fund's statement of additional information.

The Board of Directors of the company has called a meeting of the fund's shareholders to be held on or about April 10, 2000 to vote on these and other proposals. Only shareholders of record as of January 20, 2000 are entitled to vote at the meeting. Proposals that are approved are expected to become effective on or about April 17, 2000.